Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David R. Lukes, President and Chief Executive Officer of Curbline Properties Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)
The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ David R. Lukes
David R. Lukes
President and Chief Executive Officer November 13, 2024